UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022 (December 12, 2022)

TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	85-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Convertible Notes

As previously disclosed, on November 25, 2022, the Company issued convertible promissory notes (the “Convertible Notes”) to certain accredited investors in privately negotiated transactions as part of a private placement exempt from registration under the Securities Act of 1933, as amended, in an aggregate principal amount of approximately $3.4 million. The Convertible Notes have a maturity date of April 1, 2025 and accrue annual interest at a rate of 4%. On December 12, 2022, the Convertible Notes were amended (the “Amended Convertible Notes”) to provide that they are automatically convertible on March 1, 2023 (the “Conversion Date”), at a conversion price equal to the lowest price per share paid by investors purchasing equity securities in any issuance and sale of equity securities by the Company between the issuance date of the Amended Convertible Notes and their Conversion Date with an aggregate gross sales price of not less than $5 million, subject to certain exclusions set forth in the Amended Convertible Notes (a “Conversion Financing”), into shares of the equity securities sold by the Company in such Conversion Financing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above in Item 1.01 of this Current Report under “Convertible Notes” are incorporated herein by reference.
Item 5.01.	Change of Control of Registrant.

Prior to the completion of the Company’s registered direct offering of 16,850,000 shares of common stock, par value $0.001 per share (the “Common Stock”), which closed on December 12, 2022 (the “Registered Direct Offering”), Paul Prager, founder and Chief Executive Officer of the Company, beneficially owned 59.4% of the Company’s outstanding common stock and had the right to vote 59.4% of the shares of common stock. Under Nasdaq listing requirements, if more than 50% of the voting power for the election of directors of a Nasdaq listed company is held by an individual, a group or another company, such company qualifies as a “controlled company” and is eligible to avail itself of certain corporate governance exemptions available to “controlled companies.”

After giving effect to the previously disclosed issuance of the Common Stock in the Registered Direct Offering, Mr. Prager no longer controlled the vote of a majority of the Company’s outstanding shares, and certain proxies granted by Bayshore Capital, LLC, the former Bayshore Capital, LLC members, and the BJP Revocable Trust in favor of Stammtisch Investments LLC, an entity owned and controlled by Mr. Prager, terminated in accordance with their terms. As of December 12, 2022, Mr. Prager holds 36.0% of the outstanding shares of common stock of the Company, which shares represent the right to vote 36.0% of the shares of common stock. As a result, the Company is no longer a “controlled company” under applicable Nasdaq rules. Accordingly, following permitted phase-in periods, the Company will be required to, among other things, have a majority of independent directors on its Board of Directors, a compensation committee consisting solely of independent directors and a director nominations process whereby directors are selected by a nominations committee consisting solely of independent directors or by a vote of the Board of Directors in which only independent directors participate.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the data mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Patrick A. Fleury
Name:	Patrick A. Fleury
Title:	Chief Financial Officer

Dated: December 16, 2022